UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 12, 2017

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.

1-6468	Georgia Power Company (A Georgia Corporation) 241 Ralph McGill Boulevard, N.E. Atlanta, Georgia 30308 (404) 506-6526	58-0257110

The name and address of the registrant have not changed since the last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.        Entry Into a Material Definitive Agreement.
The information related to the Interim Assessment Agreement (as defined herein) in Item 8.01, below, is incorporated by reference into this Item 1.01.
Item 8.01.        Other Events.
See MANAGEMENT’S DISCUSSION AND ANALYSIS - FUTURE EARNINGS POTENTIAL - “Retail Regulatory Matters - Nuclear Construction” of Georgia Power Company (“Georgia Power”) in Item 7 and Note 3 to the financial statements of Georgia Power under “Retail Regulatory Matters - Nuclear Construction” in Item 8 of Georgia Power’s Annual Report on Form 10-K for the year ended December 31, 2016 (the “Form 10-K”). See also MANAGEMENT’S DISCUSSION AND ANALYSIS - FUTURE EARNINGS POTENTIAL - “Retail Regulatory Matters - Nuclear Construction” of Georgia Power and Note (B) to the Condensed Financial Statements under “Retail Regulatory Matters - Georgia Power - Nuclear Construction” in Georgia Power’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2017 (the “Form 10-Q”) for additional information regarding (1) the two new nuclear generating units under construction at Plant Vogtle (“Plant Vogtle Units 3 and 4”), including the agreement among Georgia Power, acting for itself and as agent for Oglethorpe Power Corporation, the Municipal Electric Authority of Georgia, and the City of Dalton, Georgia, acting by and through its Board of Water, Light, and Sinking Fund Commissioners, doing business as Dalton Utilities (collectively, the “Vogtle Owners”), and a consortium consisting of Westinghouse Electric Company LLC (“Westinghouse”) and WECTEC Global Project Services Inc. (“WECTEC” and, together with Westinghouse, the “Contractor”), under which the Contractor agreed to design, engineer, procure, construct, and test two AP1000 nuclear generating units and related facilities at Plant Vogtle (“Vogtle 3 and 4 Agreement”); (2) the

filing, by each of Westinghouse and WECTEC, for bankruptcy protection under Chapter 11 of the U.S. Bankruptcy Code; (3) Georgia Power’s entry into an Interim Assessment Agreement (the “Interim Assessment Agreement”), on behalf of itself and as agent for the other Vogtle Owners, with the Contractor and WECTEC Staffing Services LLC (“WECTEC Staffing”) and the extension of the term of the Interim Assessment Agreement through May 12, 2017; (4) the guarantee by Toshiba Corporation (“Toshiba”) of certain obligations of the Contractor under the Vogtle 3 and 4 Agreement (the “Toshiba Guarantee”); and (5) Toshiba’s financial situation, including its announcement that further substantial charges may be required in the quarter ended March 31, 2017 in connection with the bankruptcy filing of Westinghouse and WECTEC and that material events and conditions raise substantial doubt about Toshiba’s ability to continue as a going concern.
On May 12, 2017, Georgia Power (for itself and as agent for the other Vogtle Owners), the Contractor, and WECTEC Staffing entered into a second amendment (the “Second Amendment”) to the Interim Assessment Agreement to extend the term of the Interim Assessment Agreement through the earlier of (i) June 3, 2017 and (ii) termination of the Interim Assessment Agreement by any party upon five business days’ notice. In addition, the Second Amendment provides for certain procedures related to payment by Georgia Power (on behalf of the Vogtle Owners) of administrative expenses accrued by the Contractor during the term of the Interim Assessment Agreement for services and goods for Plant Vogtle Units 3 and 4 pursuant to existing and new purchase orders, vendor contracts and subcontracts.
In addition, Georgia Power (for itself and as agent for the other Vogtle Owners) and the Contractor have agreed in principle on the terms of a services agreement (the “Services Agreement Term Sheet”) for the Contractor to provide design, engineering, and procurement services to Southern Nuclear Operating Company, Inc. (“SNC”), in the event the Contractor rejects the Vogtle 3 and 4 Agreement in its bankruptcy proceeding and SNC assumes control over management of construction of Plant Vogtle Units 3 and 4. The provisions of the Services Agreement Term Sheet remain subject to the execution of definitive documentation and other conditions. There can be no guarantee that a definitive agreement implementing the Services Agreement Term Sheet is ultimately completed.
Georgia Power and the other Vogtle Owners are continuing to conduct a comprehensive schedule and cost-to-complete assessment, as well as a cancellation cost assessment, to determine the impact of the Contractor’s bankruptcy filing on the construction cost and schedule for Plant Vogtle Units 3 and 4. Georgia Power intends to work with the Georgia Public Service Commission and the other Vogtle Owners to determine future actions related to Plant Vogtle Units 3 and 4.
In addition, the Vogtle Owners (with Georgia Power acting as agent) are continuing negotiations with Toshiba regarding the Toshiba Guarantee. However, due to Toshiba’s financial situation, substantial risk regarding the Vogtle Owners’ ability to fully collect under the Toshiba Guarantee remains.
The ultimate outcome of these matters cannot be determined at this time.
Item 9.01.        Financial Statements and Exhibits.
(d)    Exhibits

10.1
Amendment No. 2 to Interim Assessment Agreement dated as of March 29, 2017, by and among Georgia Power, for itself and as agent for the other Vogtle Owners, and Westinghouse, WECTEC Staffing, and WECTEC.

Cautionary Note Regarding Forward-Looking Statements

Certain information contained in this Current Report on Form 8-K is forward-looking information based on current expectations and plans that involve risks and uncertainties. Forward-looking information includes, among other things, statements concerning future actions related to Plant Vogtle Units 3 and 4, negotiations regarding the Toshiba Guarantee and the entry into definitive documentation implementing the Services Agreement Term Sheet. Georgia Power cautions that there are certain factors that could cause actual results to differ materially from the forward-looking information that has been provided. The reader is cautioned not to put undue reliance on this forward-looking information, which is not a guarantee of future performance and is subject to a number of uncertainties and other factors, many of which are outside the control of Georgia Power; accordingly, there can be no assurance that such suggested results will be realized. The following factors, in addition to those discussed in the Form 10-K, the Form 10-Q, and subsequent securities filings, could cause actual results to differ materially from management expectations as suggested by such forward-looking information: the results of the Contractor’s bankruptcy filing, including the effect on the engineering, procurement and construction agreement for Plant Vogtle Units 3 and 4, the construction of Plant Vogtle Units 3 and 4, and the U.S. Department of Energy loan guarantees; any inability or other failure by Toshiba Corporation to perform its obligations under the Toshiba Guarantee; state and federal rate regulations and the impact of pending and future rate cases and negotiations; the impact of recent and future federal and state regulatory changes, as well as changes in application of existing laws and regulations; current and future litigation, regulatory investigations, proceedings, or inquiries; available sources and costs of fuels; effects of inflation; the ability to control costs and avoid cost overruns during the development construction and operation of facilities, which include the development and construction of generating facilities with designs that have not been finalized or previously constructed; the ability to construct facilities in accordance with the requirements of permits and licenses, to satisfy any environmental performance standards and the requirements of tax credits and other incentives, and to integrate facilities into the Southern Company system upon completion of construction; advances in technology; legal proceedings and regulatory approvals and actions related to Plant Vogtle Units 3 and 4, including Georgia Public Service Commission approvals and Nuclear Regulatory Commission actions; interest rate fluctuations and financial market conditions and the results of financing efforts; changes in The Southern Company’s or Georgia Power’s credit ratings, including impacts on interest rates, access to capital markets, and collateral requirements; the impacts of any sovereign financial issues, including impacts on interest rates, access to capital markets, impacts on foreign currency exchange rates, counterparty performance, and the economy in general, as well as potential impacts on the benefits of U.S. Department of Energy loan guarantees; and the effect of accounting pronouncements issued periodically by standard setting bodies. Georgia Power expressly disclaims any obligation to update any forward-looking information.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2017	GEORGIA POWER COMPANY
	By	/s/Melissa K. Caen
Melissa K. Caen Assistant Secretary

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